                                                                                           ---------------------------------
                                                                                                      OMB APPROVAL
                                                                                           ---------------------------------
                                                 UNITED STATES                               OMB NUMBER:         3235-0145
                                       SECURITIES AND EXCHANGE COMMISSION                    Expires:     October 31, 1994
                                             WASHINGTON, D.C.  20549                         Estimated average burden
                                                                                             hours per form  . ..14.90
                                                                                           ---------------------------------
                                                   SCHEDULE 13D


                                       Under the Securities Exchange Act of 1934
                                                  (Amendment No. 1.) *


                                                 METALCLAD CORPORATION
--------------------------------------------------------------------------------------------------------------------
                                                   (Name of Issuer)

                                                     COMMON STOCK
--------------------------------------------------------------------------------------------------------------------
                                            (Title of Class of Securities)

                                                      591142104
                           ----------------------------------------------------------------
                                                   (CUSIP Number)

  Herbert Lee Oakes, Jr., Oakes, Fitzwilliams & Co., Byron House, 7-9 St. James's Street, London SW1A 1EE, England
--------------------------------------------------------------------------------------------------------------------
         (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

                                               February 29, 1996
                           ----------------------------------------------------------------
                                (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

Check the following box if a fee is being paid with this statement [ ]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of less than five percent of such class. See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                     PAGE 2 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO. LIMITED
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    ENGLAND

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    114,000
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      114,OOO
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.4%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                     PAGE 3 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS EXECUTIVE DEATH BENEFIT & RETIREMENT SCHEME NO. TWO NO S.S. OR I.R.S. IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    ENGLAND

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    25,000
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    75,000
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11    100,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13    0.4%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14    EP

------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                     PAGE 4 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKTREE PRODUCTIONS N.V.
      NO S.S. OR I.R.S IDENTIFICATION NUMBER

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4    WC

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6    NETHERLANDS

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7    NONE
     NUMBER OF

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8    NONE

     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9    NONE
    REPORTING

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10   NONE

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      NONE

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.0%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 5 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      PURBROOK CORPORATION
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      PANAMA
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            125,956

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          NONE
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             680,000

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          NONE
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      805,956

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      2.9%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 6 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO. S.A.
      NO S.S. OR I.R.S. IDENTIFICATION NUMBER
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      PANAMA
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            NONE

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          NONE
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             662,135

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          NONE
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      662,135

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      2.4%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 7 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      OAKES, FITZWILLIAMS & CO., L.P.
      I.R.S. IDENTIFICATION NUMBER: 13-3772108
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      DELAWARE
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            NONE

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          NONE
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             NONE

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          NONE
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      NONE

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.0%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      PN
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
  CUSIP NO. 591142104                                      PAGE 8 OF 58 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      HERBERT LEE OAKES, JR.
      S.S. NUMBER 409 70 9755
------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      UNITED STATES OF AMERICA
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            147,956 OF WHICH 147,956 ARE HELD BY REPORTING
                          PERSONS ON PAGES 2 THROUGH 7
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          NONE
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             1,679,091 OF WHICH 1,679,091 ARE HELD BY REPORTING
                          PERSONS ON PAGES 2 THROUGH 7
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          NONE
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      1,679,091 OF WHICH 1,679,091 ARE HELD BY REPORTING PERSONS ON PAGES 2 THROUGH 7
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      6.0%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                       PAGE 9 OF 58 PAGES
-----------------------                                   ---------------------


                            AMENDMENT NO. 1 TO THE
                           STATEMENT ON SCHEDULE 13D
                             METALCLAD CORPORATION


     ITEM 1.  SECURITY AND ISSUER


     This Statement relates to the Common Stock, par value US$0.10 per share (the "Common Stock") of Metalclad Corporation (the "Issuer") whose principal executive offices are located at 3737 Birch Street, Suite 300, Newport Beach, California 92660, USA.


     ITEM 2.  IDENTITY AND BACKGROUND


     This Amendment No.1 to Statement on Schedule 13D (the "Amendment") is filed with respect to an Event on February 29, 1996, amends the Statement on
     Schedule 13D (the "Statement") filed with respect to an Event on September 29, 1994 and is filed by Herbert Lee Oakes, Jr. who pursuant to 13(d)(3) of the Securities Exchange Act of 1934, as amended, is deemed to be the ultimate beneficial owner of all of the Common Stock of the Issuer owned by all of the following persons who are a group.


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Oakes, Fitzwilliams & Co. Limited is incorporated under the laws of England. The principal business of Oakes, Fitzwilliams & Co. Limited is to act as an investment advisor and stockbroker. The address of its principal business and its principal office is:

                         Byron House
                         7-9 St. James's Street
                         London SW1A 1EE
                         England

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 10 OF 58 PAGES
-----------------------                                   ---------------------

     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Limited are set out below:


     Name & Position                 Citizenship         Business Address
     ---------------                 -----------         ----------------

     Herbert Lee Oakes, Jr.          United States       Byron House
     Director and Secretary                              7-9 St. James's Street
                                                         London SW1A 1EE
                                                         England

     Duncan J.L. Fitzwilliams        United Kingdom      Byron House
     Director                                            7-9 St. James's Street
                                                         London SW1A 1EE
                                                         England

     Robert Bunker                   United Kingdom      Byron House
     Director                                            7-9 St. James's Street
                                                         London SW1A 1EE
                                                         England

     Robert McKenzie                 United Kingdom      Byron House
     Director                                            7-9 St. James's Street
                                                         London SW1A 1EE
                                                         England


     There are no other executive officers or directors of Oakes, Fitzwilliams & Co. Limited.


     During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future viol-

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 11 OF 58 PAGES
-----------------------                                   ---------------------

     ations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two
     -----------------------------------------------------------------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is a self administered pension scheme established under and governed by English law. The sole beneficiary of Scheme No. Two is Herbert Lee Oakes, Jr.


     The address of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two is:


               c/o Oakes, Fitzwilliams & Co. Limited
               Byron House
               7-9 St. James's Street
               London SW1A 1EE
               England


     The names, citizenship and business addresses of the trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two are set out below:


     Name                          Citizenship         Business Address
     ----                          -----------         ----------------


     Herbert Lee Oakes, Jr.        United States       Byron House
                                                       7-9 St. James' Street
                                                       London SW1A 1EE
                                                       England

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 12 OF 58 PAGES
-----------------------                                   ---------------------

     Name                          Citizenship         Business Address
     ----                          -----------         ----------------


     Duncan J.L. Fitzwilliams      United Kingdom      Byron House
                                                       7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England

     Richard Kennedy               United Kingdom      Stuart House
                                                       55 Catherine Place
                                                       London SW1E 6DY
                                                       England


     There are no other trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.


     During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two nor any of its trustees has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two was incorrectly designated Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One in the Statement.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 13 OF 58 PAGES
-----------------------                                   ---------------------

(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. is incorporated under the laws of the Netherlands Antilles. The principal business of Oaktree Productions N.V. is to act as a holding and investment company. The address of its principal business and its principal office is:


               De Ruyterkade 62
               Willemstad
               Curacao
               Netherlands Antilles


     The names, titles, citizenship and business addresses of the directors and executive officers of Oaktree Productions N.V. are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------


     Herbert Lee Oakes, Jr.        United States       Byron House
     Director                                          7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England


     Edgar Aronson                 United States       770 Lexington Ave
     Director                                          N.Y., N.Y. 10017
                                                       United States

     Curacao International         Netherlands         De Ruyterkade 62
       Trust Company N.V.          Antilles            Willemstad
     Director                                          Curacao
                                                       Netherlands Antilles

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 14 OF 58 PAGES
-----------------------                                   ---------------------

     There are no other executive officers or directors of Oaktree Productions N.V.


     During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been convicted in any criminal proceeding.
     During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(d)  Purbrook Corporation
     --------------------


     Purbrook Corporation is incorporated under the laws of Panama. The principal business of Purbrook Corporation is to act as an investment company. The address of its principal business and its principal office is:

               Edificio Banco do Brasil
               Calle Elvira Mendez 10
               Panama
               Republic of Panama


     The names, titles, citizenship and business addresses of the directors and executive officers of Purbrook Corporation are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------


     Herbert Lee Oakes, Jr.        United States       Byron House
     Director                                          7-9 St. James's Street

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 15 OF 58 PAGES
-----------------------                                   ---------------------

                                                       London SW1A 1EE
                                                       England

     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------


     Edmonds Allen                 United States       Compass International
     Director                                          155 East 55th Street
                                                       New York, NY 10002
                                                       United States


     Edgar David Aronson           United States       Edaco
     Director                                          11th Floor
                                                       770 Lexington Avenue
                                                       New York, NY 10021
                                                       United States

     Robert Peake                  United Kingdom      Byron House
     Secretary                                         7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England


     There are no other executive officers or directors of Purbrook Corporation.


     During the last five years, neither Purbrook Corporation nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Purbrook Corporation nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(e)  Oakes, Fitzwilliams & Co. S.A.
     ------------------------------

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 16 OF 58 PAGES
-----------------------                                   ---------------------

     Oakes, Fitzwilliams & Co. S.A. is incorporated under the laws of Panama. The principal business of Oakes, Fitzwilliams & Co. S.A. is investment banking and stockbroking. The address of its principal business and its principal office is:


               Edificio Banco do Brasil
               Calle Elvira Mendez No. 10
               Panama
               Republic of Panama


     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. S.A. are set out below:


     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------


     Herbert Lee Oakes, Jr.        United States       Byron House
     Director and President                            7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England


     Herbert Lee Oakes, Sr.        United States       33 Stonedge Village
     Director                                          Lookout Mountain
                                                       Tennessee 37350
                                                       United States


     Edgar David Aronson           United States       Edaco
     Director, Secretary                               11th Floor
     and Treasurer                                     770 Lexington Ave
                                                       NY, NY 10021
                                                       United States

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 17 OF 58 PAGES
-----------------------                                   ---------------------

     There are no other executive officers or directors of Oakes, Fitzwilliams & Co. S.A.
     During the last five years, neither Oakes, Fitzwilliams & Co. S.A. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co. S.A. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(f)  Oakes, Fitzwilliams & Co., L.P.
     -------------------------------


     Oakes, Fitzwilliams & Co., L.P. is a limited partnership organized under the laws of Delaware, United States of America. Its General Partner is Oakes, Fitzwilliams & Co. Inc., which is incorporated under the laws of Delaware, United States of America. The principal business of Oakes, Fitzwilliams & Co., L.P. is investment banking and stockbroking. The address of the principal business and principal office of its General Partner is:


               909 Third Avenue
               9th Floor
               New York, N.Y. 10022
               United States


     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Inc. are set out below:



     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------

     Herbert Lee Oakes, Jr.        United States       Byron House

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 18 OF 58 PAGES
-----------------------                                   ---------------------

     Director and President                            7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England

     Name & Position               Citizenship         Business Address
     ---------------               -----------         ----------------

     James Gellert                 United States       909 Third Avenue
     Director and                                      9th Floor
     Vice President                                    New York
                                                       N.Y. 10022
                                                       United States

     Edgar David Aronson           United States       Edaco
     Director, Secretary                               11th Floor
     and Treasurer                                     770 Lexington Ave.
                                                       NY, NY 10021
                                                       United States


     There are no other executive officers or directors of Oakes, Fitzwilliams & Co., L.P.


     During the last five years, neither Oakes, Fitzwilliams & Co., L.P. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co., L.P. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. is a citizen of the United States of America resident

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 19 OF 58 PAGES
-----------------------                                   ---------------------

     in the United Kingdom of Great Britain and Northern Ireland at the following address:


               35 Lyall Mews
               London SW1X 8DJ
               England


     Herbert Lee Oakes, Jr. is a director of Oakes, Fitzwilliams & Co. Limited, Oaktree Productions N.V., Purbrook Corporation and Oakes, Fitzwilliams & Co. S.A.


     During the last five years, Herbert Lee Oakes, Jr. has not been convicted in any criminal proceeding. During the past five years, Herbert Lee Oakes, Jr. has not been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Except as described below, during the period from September 30, 1994 to February 29, 1996, the aggregate amount of funds used by Oakes, Fitz-williams & Co. Limited to purchase securities of the Issuer was $27,522,234.03, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No.
     -------------------------------------------------------------------

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 20 OF 58 PAGES
-----------------------                                   ---------------------

     Two
     ---

     During the period from September 30, 1994 to February 29, 1996, the amount of funds used by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two to acquire securities of the Issuer was $302,624.50, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


(c)  Oaktree Productions N.V.
     ------------------------


     During the period from September 30, 1994 to February 29, 1996, the amount of funds used by Oaktree Productions N.V. to acquire securities of the Issuer was $0.00.


(d)  Purbrook Corporation
     --------------------


     During the period from September 30, 1994 to February 29, 1996, the amount of funds used by Purbrook Corporation to acquire securities of the Issuer was $1,619,478.50, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.

(e)  Oakes, Fitzwilliams & Co. S.A.
     ------------------------------


     During the period from September 30, 1994 to February 29, 1996, the amount of funds used by Oakes, Fitzwilliams & Co. S.A. to acquire securities of the Issuer was $2,090,886.88, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 21 OF 58 PAGES
-----------------------                                   ---------------------

(f)  Oakes, Fitzwilliams & Co., L.P.
     -------------------------------


     During the period from September 30, 1994 to February 29, 1996, the amount of funds used by Oakes, Fitzwilliams & Co., L.P. to acquire securities of the Issuer was $153,000.00, and all such securities were purchased using funds from working capital.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     During the period from September 30, 1994 to February 29, 1996, Herbert Lee Oakes, Jr. did not purchase any securities of the Issuer.


ITEM 4.  PURPOSE OF TRANSACTION


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Oakes, Fitzwilliams & Co. Limited acquired the securities of the Issuer in connection with its market-making activities outside the U.S. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two
     -----------------------------------------------------------------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 22 OF 58 PAGES
-----------------------                                   ---------------------

(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(d)  Purbrook Corporation
     --------------------


     Purbrook Corporation acquired the securities of the Issuer for investment. Such securities were not acquired for the purposes of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(e)  Oakes, Fitzwilliams & Co. S.A.
     ------------------------------


     Oakes, Fitzwilliams & Co. S.A. acquired the securities of the Issuer in connection with its market-making activities outside the U.S. Such securities were not acquired for the purposes of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(f)  Oakes, Fitzwilliams & Co., L.P.
     -------------------------------

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 23 OF 58 PAGES
-----------------------                                   ---------------------

     Oakes, Fitzwilliams & Co., L.P. acquired the securities of the Issuer in connection with its market-making activities outside the U.S. Such securities were not acquired for the purposes of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.

(g)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. did not acquire any securities of the Issuer during the period from September 30, 1994 to February 29, 1996.


ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER


     For purposes of the disclosure in this Item 5, the following abbreviations are used in Schedule 1 attached hereto and incorporated herein:


     OFCO - Oakes, Fitzwilliams & Co. Limited

     OFSA - Oakes, Fitzwilliams & Co. S.A.

     PURB - Purbrook Corporation

     OFCP - Oakes, Fitzwilliams Executive Death Benefit & Retirement
            Scheme No. Two

     OFLP - Oakes, Fitzwilliams & Co., L.P.

     OAKT - Oaktree Productions N.V.


     A list of the transaction in shares in common stock of the Issuer and warrants to purchase shares of common stock of the Issuer during the period from September 30, 1994 to February 29, 1996 is set out on

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 24 OF 58 PAGES
-----------------------                                   ---------------------

     Schedule 1 attached hereto and incorporated herein.


     Transactions on Schedule 1 numbered 314, 315, 319, 320, 346, 347, 445, 446,
     483, 484, 518, 523, 570-575, 582, 583, 601-604, 662 and 663 were exercises of warrants to purchase shares of the Common Stock of the Issuer. Transactions on Schedule 1 numbered 6, 8, 18-23, 25-28, 30, 39, 41, 43-46,
     48, 49, 51-53, 64, 65, 67, 68, 70, 74, 75, 82, 86, 87, 90, 93-95, 99-103,
     106-110, 113, 114, 123-127, 130, 135, 138, 141, 144, 147-151, 153-157, 160,
     161, 164-167, 172, 175, 177, 180, 181, 186, 190-192, 194, 195, 199, 203,
     204 206, 207, 211-214, 216, 222, 223, 226, 227, 229, 232, 233, 238, 241,
     243, 252, 256, 259, 260, 262-266, 268-270, 272, 275-278, 289-296, 301, 302,
     318, 321, 322, 327, 328, 334-336, 339, 341, 342, 348, 349, 353, 354, 363,
     364, 368, 381, 382, 385, 391, 396, 397, 404, 405, 407, 409-411, 416, 417,
     419, 421, 424, 425, 431, 433, 441-443, 447, 450, 452, 454, 456, 459, 461,
     463, 465-467, 469, 470, 472, 473, 476, 478, 479, 485-487, 494-496, 499,
     501, 504, 505, 507-510, 512-514, 516, 517, 521, 522, 525, 526, 528, 530-
     533, 535, 537-542, 545-548, 550, 552, 553, 556, 564-567, 569, 577-579, 581,
     587-589, 591, 592, 594, 595, 597, 598, 609, 611, 622, 638, 639, 646, 648-
     650, 654, 657-660, 664, 666, 667, 669-674, 677, 679 and 681 were transactions with market makers in the United States. Transactions on
     Schedule 1 numbered 189, 221 and 239 were broker-dealer transactions in the United States. Transactions numbered 616-621 were warrants to purchase shares of the Common Stock of the Issuer issued in replacement of and in conjunction with the exercise of certain unit warrants of the Issuer, each unit comprising one share of the Common Stock of the Issuer and one warrant to subscribe for one additional share of the Common Stock of the Issuer. All other transactions on Schedule 1 were private transactions outside the United States.


A summary of the positions of each of the reporting persons is set out below.


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     On September 29, 1994, the aggregate number of shares of the Common

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 25 OF 58 PAGES
-----------------------                                   ---------------------

     Stock of the Issuer owned by Oakes, Fitzwilliams & Co. Limited was 84,300 shares (0.4%).


     On September 29, 1994, Oakes, Fitzwilliams & Co. Limited held warrants to purchase 657,136 shares (4.2%) of the Common Stock of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 26 OF 58 PAGES
-----------------------                                   ---------------------

     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co. Limited was short 3,000 shares of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams & Co. Limited held warrants to purchase a total of 117,000 shares (4.7%) of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams & Co. Limited:


     (i) had sole power to vote and sole power to dispose of nil shares of the Common Stock of the Issuer;


     (ii) had sole power to dispose of warrants to purchase 117,000 shares (0.5%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 114,000 shares (0.4%) of the Common Stock of the Issuer.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two
     -----------------------------------------------------------------------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two was 25,000 shares (0.1%).


     On September 29, 1994, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase a total of 25,000 shares (0.1%) of the Common Stock of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 27 OF 58 PAGES
-----------------------                                   ---------------------

     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two was 25,000 shares (0.1%)


     On February 29, 1996, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two held warrants to purchase a total of 75,000 shares (0.3%) of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two:


     (i) had sole power to vote and sole power to dispose of 25,000 shares (0.1%) of the Common Stock of the Issuer;


     (ii) had sole power to dispose of warrants to purchase 75,000 shares (0.3%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full sole power to vote and sole power to dispose of 100,000 shares (0.4%) of the Common Stock of the Issuer.


(c)  Oaktree Productions N.V.
     ------------------------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oaktree Productions N.V. was net nil shares (0.0%) of the Common Stock of the Issuer.


     On September 29, 1994, Oaktree Productions N.V. held warrants to purchase a total of 755,000 shares (4.8%) of the Common Stock of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 28 OF 58 PAGES
-----------------------                                   ---------------------

     On February 29, 1996, Oaktree Productions N.V. held nil shares of the Common Stock of the Issuer.


     On February 29, 1996, Oaktree Productions N.V. held nil warrants to purchase shares of the Common Stock of the Issuer.


     On February 29, 1996, Oaktree Productions N.V. had sole power to vote and sole power to vote and dispose of nil shares (0.0%) and nil warrants to purchase shares of the Common Stock of the Issuer.


(d)  Purbrook Corporation
     --------------------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Purbrook Corporation was nil shares.


     On September 29, 1994, Purbrook Corporation held nil warrants to purchase shares of the Common Stock of the Issuer.


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Purbrook Corporation was 125,956 shares (0.4%) of the Common Stock of the Issuer.


     On February 29, 1996, Purbrook Corporation held warrants to purchase a total of 680,000 shares (2.4%) of the Common Stock of the Issuer.


     On February 29, 1996, Purbrook Corporation:


     (i) had sole power to vote and sole power to dispose of 125,956 shares (0.4%) of the Common Stock of the Issuer;

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 29 OF 58 PAGES
-----------------------                                   ---------------------

     (ii) had sole power to dispose of warrants to purchase 680,000 shares (2.4%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 805,956 shares (2.9%) of the Common Stock of the Issuer.


(e)  Oakes, Fitzwilliams & Co. S.A.
     ------------------------------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co. S.A. was nil shares (0.0%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co. S.A. also held warrants to purchase nil shares (0.0%) of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams & Co. S.A. acquired warrants expiring on February 28, 2001 to purchase 260,000 units at purchase price of $4.40 per unit, each unit comprising one share of the Common Stock of the Issuer and one warrant to subscribe for one additional share of the Common Stock of the Issuer (at an exercise price of $5.00 per share), as part of its compensation as placement agent in a Regulation S offering. These warrants are exercisable from February 29, 1996 and are reportable under Rule 13d-3 as from February 29, 1996.


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co. S.A. was nil shares (0.0%) of the Common Stock of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 30 OF 58 PAGES
-----------------------                                   ---------------------

     On February 29, 1996, Oakes, Fitzwilliams & Co. S.A. held warrants to purchase a total of 662,135 shares (2.4%) of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams & Co. S.A.:


     (i) had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer;


     (ii) had sole power to dispose of warrants to purchase 662,135 shares (2.6%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full, sole power to vote and sole power to dispose of a net 662,135 shares (2.4%) of the Common Stock of the Issuer.


(f)  Oakes, Fitzwilliams & Co., L.P.
     -------------------------------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co., L.P. was nil shares (0.0%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co., L.P. also held nil warrants to purchase shares of the Common Stock of the Issuer.


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co., L.P. was nil shares of the Common Stock of the Issuer.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 31 OF 58 PAGES
-----------------------                                   ---------------------

     On February 29, 1996, Oakes, Fitzwilliams & Co., L.P. held nil warrants to purchase shares of the Common Stock of the Issuer.


     On February 29, 1996, Oakes, Fitzwilliams & Co., L.P. had sole power to vote and sole power to dispose of nil shares and nil warrants to purchase shares of the Common Stock of the Issuer.


(g)  Herbert Lee Oakes, Jr.
     ----------------------


     On September 29, 1994, Herbert Lee Oakes, Jr. held directly nil shares (0.0%) of the Common Stock of the Issuer.


     On September 29, 1994, Herbert Lee Oakes, Jr. held directly nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer. During the period from September 30, 1994 to February 29, 1996, Herbert Lee Oakes, Jr. did not make any transactions in the securities of the Issuer.


     On February 29, 1996, Herbert Lee Oakes, Jr. had sole power to vote and sole power to dispose of nil shares (0.0%) and nil warrants to purchase shares of the Common Stock of the Issuer.


(h)  As a Group
     ----------


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs (a) through
     (f) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (f) above, totalled 1,546,436 shares (9.9%), which number includes the

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 32 OF 58 PAGES
-----------------------                                   ---------------------

     1,437,136 shares (9.3%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two and Oaktree Productions N.V. as described above.


     On February 29, 1996, the aggregate number of shares of the Common Stock of the Issuer (i) held by the entities described in paragraphs (a) through (f) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (f) above, totalled net 1,679,091 shares (6.0%), which number includes the 1,531,135 shares (5.4%) of the Common Stock of the Issuer obtainable upon the exercise in full of the warrants held by Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Oakes, Fitzwilliams & Co. S.A. and Purbrook Corporation as described above.


     On February 29, 1996, the aggregate number of shares of the Common Stock and warrants to purchase shares of Common Stock of the Issuer (i) held by the entities described in paragraphs (a) through (f) above but which Herbert Lee Oakes, Jr. was deemed to have sole power to vote and sole power to dispose of within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (g) above, was as follows:


     (i) sole power to vote and sole power to dispose of a net amount of 147,956 shares (0.5%) of the Common Stock of the Issuer;


     (ii) sole power to dispose of warrants to purchase a total of 1,531,135 shares (5.4%) of the Common Stock of the Issuer; and

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 33 OF 58 PAGES
-----------------------                                   ---------------------

     (iii) upon exercise of all of the warrants in full for a total of 1,531,135 shares (5.4%) of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 1,679,091 shares (6.0%) of the Common Stock of the Issuer.


     The aggregate numbers of shares of the Common Stock of the Issuer shown in this Item 5 as held as a group is in all cases the net number resulting from the addition of the number of shares of the Common Stock of the Issuer held for investment and the number of shares of the Common Stock of the Issuer held for market-making purposes by the various entities and individuals comprising the group.


ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.


     Herbert Lee Oakes, Jr. is the controlling shareholder of Oakes, Fitzwilliams & Co. Limited.


     Herbert Lee Oakes, Jr. is the sole beneficiary of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two.


     Herbert Lee Oakes, Jr. and Oakes, Fitzwilliams & Co. S.A. are the sole shareholders of Oakes, Fitzwilliams & Co. Inc., the General Partner of Oakes, Fitzwilliams & Co., L.P.


     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oaktree Productions N.V.


     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Purbrook Corporation.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 34 OF 58 PAGES
-----------------------                                   ---------------------

     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oakes, Fitzwilliams & Co. S.A.


     For purposes of Rule 13d-3, Herbert Lee Oakes, Jr. is deemed to be the beneficial owner of, to have the right to vote or to direct the vote of, and to have the right to dispose or to direct the disposition of, all of the securities of the Issuer which are described in Item 5 above and are owned by Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. Two, Oaktree Productions N.V., Oakes, Fitzwilliams & Co., L.P., Purbrook Corporation and Oakes, Fitzwilliams & Co. S.A.


     Herbert Lee Oakes, Jr. disclaims beneficial ownership of all of the securities of the Issuer reported in this Statement.


ITEM 7.   MATERIAL TO BE FILED AS EXHIBITS


     See Exhibit A - Joint Filing Agreement. The original copy of the Joint Filing Agreement among Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit and Retirement Scheme No. Two, Oaktree Productions N.V., Purbrook Corporation, Oakes, Fitzwilliams & Co. S.A., Oakes, Fitzwilliams & Co., L.P. and Herbert L. Oakes, Jr. is attached to this Statement as Exhibit A.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 35 OF 58 PAGES
-----------------------                                   ---------------------

SIGNATURE


     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


     Dated:______________________            ______________________________
                                                  Herbert L. Oakes, Jr.

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 36 OF 58 PAGES
-----------------------                                   ---------------------

                      EXHIBIT A - JOINT FILING AGREEMENT


     The undersigned hereby agree that Amendment No. 1 to the Statement on
     Schedule 13D with respect to the shares of Common Stock, par value $0.10 per share, of Metalclad Corporation is, and any further amendments thereto executed on behalf of each of us by Herbert Lee Oakes, Jr. shall be, filed on behalf of each of us by Herbert Lee Oakes, Jr. pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.


     This Agreement may be executed in separate counterparts by each of the undersigned, each of which counterparts shall be an original but all of which, taken together, shall constitute but one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.


Dated:  February 29, 1996          Oakes, Fitzwilliams & Co. Limited


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 37 OF 58 PAGES
-----------------------                                   ---------------------

Dated:  February 29, 1996          Oakes, Fitzwilliams Executive Death
                                   Benefit & Retirement Scheme No. Two


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________


Dated:  February 29, 1996          Oaktree Productions N.V.


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________


Dated:  February 29, 1996          Purbrook Corporation


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________

-----------------------                                   ---------------------
  CUSIP NO. 591142104                                      PAGE 38 OF 58 PAGES
-----------------------                                   ---------------------

Dated:  February 29, 1996          Oakes, Fitzwilliams & Co. S.A.


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________


Dated:  February 29, 1996          Oakes, Fitzwilliams & Co., L.P.
                                   By:  Oakes, Fitzwilliams & Co. Inc.
                                         Its General Partner


                                   By:______________________________

                                   Name:____________________________

                                   Title:___________________________


Dated:  February 29, 1996          Herbert Lee Oakes, Jr.


                                   _________________________________

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

     NOTE: ALL DATES LISTED IN SCHEDULE 1 ARE DENOTED AS FOLLOWS: DAY - MONTH - YEAR

                           GROUP        GROUP     NUMBER        NUMBER
                          BUYING       SELLING      OF           OF
ITEM       DATE           MEMBER       MEMBER     SHARES       WARRANTS        PRICE
----       ----           ------     ---------    ------       --------        -----
 1.         08-11-94       OFCO                    4000              0         2.9375
 2.         08-11-94       OFCO                    2500              0         2.875
 3.         08-11-94                   OFCO                      40000         0.3
 4.         08-11-94                   OFCO                      25000         0.25
 5.         10/11/94       OFCO                   20000              0         3
 6.         10/11/94                   OFCO       20000              0         3
 7.         11/11/94       OFCO                   20000              0         3
 8.         11/11/94                   OFCO       20000              0         3
 9.         14/11/94       OFCO                   10000              0         3.0625
 10.        14/11/94       OFCO                                  10000         0.25
 11.        14/11/94       OFCO                   10000              0         3.0625
 12.        14/11/94       OFCO                                  10000         0.25
 13.        14/11/94       OFCO                   10000              0         3.0625
 14.        14/11/94       OFCO                                  10000         0.25
 15.        14/11/94       OFCO                   60000              0         3.0625
 16.        14/11/94       OFCO                    2500              0         3.125
 17.        14/11/94       OFCO                    2500              0         3.125
 18.        14/11/94                   OFCO       20000              0         3.0625
 19.        14/11/94                   OFCO       10000              0         3.125
 20.        14/11/94                   OFCO       15000              0         3.1875
 21.        14/11/94                   OFCO       15000              0         3.1875
 22.        14/11/94                   OFCO       48000              0         3.1914
 23.        15/11/94                   OFCO       27800              0         3.15
 24.        16/11/94       OFCO                       0         100000         0.5
 25.        16/11/94       OFCO                    5000              0         3.375
 26.        16/11/94       OFCO                    5000              0         3.3125
 27.        16/11/94                   OFCO        5000              0         3.75
 28.        16/11/94                   OFCO       10000              0         3.875
 29.        16/11/94       OFCO                   10000              0         3.875
 30.        16/11/94                   OFCO        5000              0         3.875
 31.        16/11/94                   OFCO           0          30000         0.65

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------


                          GROUP         GROUP          NUMBER        NUMBER
                          BUYING        SELLING         OF             OF
ITEM        DATE          MEMBER        MEMBER         SHARES       WARRANTS      PRICE
----        ----          ------        ------         ------       -------       -----
 32.        16/11/94                    OFCO          25000             0        3.3125
 33.        16/11/94                    OFCO          25000             0        3.375
 34.        17/11/94                    OFCO              0         25000        0.75
 35.        17/11/94        OFCO                          0          2500        0.65
 36.        17/11/94        OFCO                          0          2500        0.65
 37.        18/11/94        OFCO                          0         15000        0.5
 38.        07/12/94                    OFCO              0         12000        0.55
 39.        29/12/94        OFCO                       5000             0        3.0625
 40.        03/01/95                    OFCO                         6000        0.5
 41.        05/01/95                    OFCO           5000             0        3.1875
 42.        06/01/95                                  15000             0        3
 43.        09/01/95        OFCO        OFCO           1500             0        3.25
 44.        10/01/95                    OFCO           2500             0        3.125
 45.        10/01/95                    OFCO          11000             0        3
 46.        18/01/95                                   5000             0        2.75
 47.        18/01/95        OFCO                       2500             0        2.75
 48.        26/01/95        OFCO        OFCO          10000             0        2.625
 49.        06/02/95                    OFCO          10000             0        2.8125
 50.        08/02/95                                  10000             0        2.8125
 51.        08/02/95        OFCO        OFCO           7500             0        2.75
 52.        16/02/95                                   5000             0        2.5
 53.        21/02/95        OFCO                       5000             0        2.25
 54.        21/02/95        OFCO        OFCO           5000             0        2.625
 55.        22/02/95        OFCP        OFCO              0         50000        0.034
 56.        22/02/95        OFSA        OFCO              0         62836        0.031
 57.        22/02/95        OFSA        OFCO              0        230000        0.046
 58.        22/02/95        OFSA        OFCO              0        230000        0
 59.        22/02/95        OFSA        OFCO              0         84300        0.052
 60.        27/02/95        OFSA                      10000             0        2
 61.        27/02/95        OFCO                     600000             0        1.4
 62.        27/02/95                    OFCO         150000             0        1.4
 63.        27/02/95                    OFCO         450000             0        1.4
 64.        01/03/95                    OFCO          5,000             0        2.1875
 65.        03/03/95                    OFCO          5,000             0        2.25

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                           GROUP         GROUP        NUMBER       NUMBER
                           BUYING       SELLING         OF          OF
ITEM          DATE         MEMBER       MEMBER        SHARES      WARRANTS     PRICE
----          ----         ------       ------        ------      -------      -----
 66.        07/03/95        OFCO                            0     44000        0.4
 67.        07/03/95        OFCO                       10,000         0        2.125
 68.        07/03/95                      OFCO         10,000         0        2.25
 69.        08/03/95        OFCO                            0     12500        0.35
 70.        09/03/95                      OFCO         15,000         0        2.375
 71.        09/03/95        OFCO                        7,500         0        2.34
 72.        09/03/95                      OFCO          7,500         0
 73.        10/03/95                      OFCO          5,000         0        2.3
 74.        10/03/95                      OFCO         10,000         0        2.5
 75.        10/03/95                      OFCO         25,000         0        2.5
 76.        10/03/95                      OFCO         50,000         0        2.1
 77.        10/03/95        OFCO          OFCP         25,000         0        2.45
 78.        10/03/95        OFCO                       25,000         0        2.45
 79.        10/03/95        OFCP          OFCO         27,222         0        2.25
 80.        10/03/95                      OFCO         27,222         0        2.25
 81.        10/03/95        OFCO                      109,444         0        2.19
 82.        13/03/95                      OFCO          5,000         0        2.375
 83.        14/03/95        OFCO                       10,000         0        2.25
 84.        14/03/95                      OFCO         10,227         0        2.2
 85.        14/03/95        OFCO                       20,454         0        2.18
 86.        15/03/95                      OFCO          5,000         0        2.25
 87.        16/03/95                      OFCO         10,000         0        2.125
 88.        16/03/95                      OFCO          5,000         0        2.0625
 89.        16/03/95        OFCO                        5,000         0        2.0625
 90.        17/03/95                      OFCO         10,000         0        2
 91.        17/03/95                      OFCO          5,000         0        2.125
 92.        20/03/95        OFCO                        5,000         0        2.0625
 93.        20/03/95                      OFCO         10,000         0        2.0625
 94.        21/03/95                      OFCO          8,300         0        2.125
 95.        22/03/95                      OFCO         10,000         0        2.0625
 96.        23/03/95                      OFCO         20,000         0        2.0625
 97.        23/03/95        OFCO                       43,565         0        2.05
 98.        23/03/95        OFCO                       14,515         0        2.05
 99.        24/03/95                      OFCO         10,000         0        2.0625

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                          GROUP        GROUP        NUMBER       NUMBER
                         BUYING       SELLING         OF          OF
ITEM        DATE         MEMBER       MEMBER        SHARES      WARRANTS     PRICE
----        ----         ------       ------        ------      -------      -----
 100.       28/03/95                     OFCO          3,000         0        2
 101.       29/03/95      OFCO                         2,500         0        2
 102.       29/03/95                     OFCO            500         0        2
 103.       30/03/95                     OFCO         25,000         0        1.875
 104.       31/03/95      OFCO                        11,550         0        1.99
 105.       31/03/95      OFCO                        34,665         0        1.99
 106.       03/04/95                     OFCO          6,000         0        1.875
 107.       04/04/95                     OFCO         15,000         0        1.875
 108.       05/04/95                     OFCO          7,000         0        1.835
 109.       06/04/95                     OFCO          7,500         0        1.8125
 110.       06/04/95                     OFCO          2,000         0        1.7725
 111.       07/04/95      OFCO                         9,375         0        1.82
 112.       07/04/95      OFCO                        28,125         0        1.82
 113.       07/04/95                     OFCO         55,000         0        1.8262
 114.       07/04/95                     OFCO         65,800         0        1.78
 115.       07/04/95      OFCO                        90,600         0        1.79
 116.       07/04/95      OFCO                        30,200         0        1.79
 117.       10/04/95                     OFCO          2,000         0        1.875
 118.       10/04/95                     OFCO         11,100         0        1.8125
 119.       10/04/95      OFCO                         9,825         0        1.81
 120.       10/04/95      OFCO                         3,275         0        1.81
 121.       11/04/95      OFCO                         5,000         0        1.816
 122.       11/04/95      OFCO                        15,000         0        1.816
 123.       11/04/95                     OFCO          7,500         0        1.8125
 124.       11/04/95                     OFCO         12,500         0        1.835
 125.       12/04/95                     OFCO          7,000         0        1.8125
 126.       12/04/95                     OFCO          3,500         0        1.8125
 127.       12/04/95                     OFCO          2,500         0        1.7725
 128.       12/04/95      OFCO                         9,800         0        1.786
 129.       12/04/95      OFCO                         3,200         0        1.786
 130.       13/04/95      OFCO                        10,000         0        1.75
 131.       13/04/95      OFCO                         5,000         0        1.75
 132.       13/04/95      PURB           OAKT              0   755,000        0.05
 133.       19/04/95      OFCO                        13,369         0        1.7725

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                           GROUP      GROUP         NUMBER      NUMBER
                           BUYING     SELLING         OF          OF
ITEM        DATE           MEMBER     MEMBER        SHARES      WARRANTS     PRICE
----        ----           ------     ------        ------      -------      -----
 134.       19/04/95       OFCO                       6,631         0       1.7725
 135.       19/04/95                  OFCO           20,000         0       1.7825
 136.       21/04/95       OFCO                       3,350         0       1.7875
 137.       21/04/95       OFCO                       1,650         0       1.7875
 138.       21/04/95                  OFCO            5,000         0       1.8125
 139.       25/04/95       OFCO                       5,757         0       1.7875
 140.       25/04/95       OFCO                       3,150         0       1.7875
 141.       25/04/95                  OFCO            8,907         0       1.8125
 142.       26/04/95       OFCO                       3,850         0       1.7875
 143.       26/04/95       OFCO                       1,650         0       1.7875
 144.       26/04/95                  OFCO            5,500         0       1.8125
 145.       01/05/95       OFCO                      22,750         0       1.3523
 146.       01/05/95       OFCO                       9,750         0       1.3523
 147.       01/05/95                  OFCO            5,000         0       1.5
 148.       01/05/95                  OFCO            5,000         0       1.5
 149.       01/05/95                  OFCO            5,000         0       1.4
 150.       01/05/95                  OFCO           17,500         0       1.273
 151.       02/05/95                  OFCO            1,300         0       1.28125
 152.       02/05/95       OFCO                       1,300         0       1.25
 153.       02/05/95                  OFCO           32,000         0       1.167
 154.       03/05/95                  OFCO           25,700         0       1.125
 155.       03/05/95                  OFCO           10,000         0       1.125
 156.       03/05/95                  OFCO           20,000         0       1.125
 157.       03/05/95                  OFCO           25,000         0       1.19
 158.       03/05/95       OFCO                      51,100         0       1.14
 159.       03/05/95       OFCO                      29,600         0       1.14
 160.       04/05/95                  OFCO           12,500         0       1.6563
 161.       04/05/95                  OFCO           46,222         0       1.6012
 162.       04/05/95       OFCO                       7,500         0       1.54
 163.       05/05/95       OFCO                       5,000         0       1.54
 164.       05/05/95                  OFCO            2,000         0       1.5
 165.       10/05/95                  OFCO           20,000         0       1.5
 166.       10/05/95       PURB                     138,888         0       1
 167.       15/05/95                  OFCO           10,000         0       1.46875

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                                       GROUP         GROUP       NUMBER
                          BUYING      SELLING         OF           OF
ITEM        DATE          MEMBER       MEMBER        SHARES     WARRANTS     PRICE
----        ----          ------       ------        ------     -------      -----
                                                                      0
168.       16/05/95        OFCO                      53,345           0       1.52
169.       16/05/95        OFCO                      22,760           0       1.52
170.       16/05/95        OFCO                       7,114           0       1.52
171.       16/05/95        OFCO                       1,781           0       1.52
172.       16/05/95                     OFCO         50,000           0       1.375
173.       18/05/95        OFCO                      10,000           0       1.8125
174.       18/05/95                     OFCO         10,000           0       1.8125
175.       22/05/95        OFCO                      24,000           0       2.25
176.       22/05/95        OFCO                       1,000           0       2.375
177.       22/05/95                     OFCO         20,000           0       2.2563
178.       22/05/95                     OFCO         25,000           0       2.28
179.       23/05/95        PURB                      25,000           0       1.1
180.       24/05/95                     OFCO         27,000           0       1.972
181.       25/05/95                     OFCO         12,541           0       1.96
182.       26/05/95        OFCO                      96,655           0       1.72
183.       26/05/95        OFCO                      12,886           0       1.72
184.       01/06/95        OFCO                      10,000           0       2.11
185.       01/06/95                     OFCO         10,000           0       2
186.       01/06/95                     OFCO         15,000           0       1.96
187.       01/06/95                     OFCO         20,000           0       2.0625
188.       06/06/95        OFCO                      10,000           0       1.8125
189.       06/06/95                     OFCO         10,000           0       1.75
190.       07/06/95                     OFCO         15,000           0       1.5
191.       07/06/95                     OFCO         20,000           0       1.466
192.       08/06/95                     OFCO         25,000           0       2
193.       09/06/95                     OFCO          2,500           0       2
194.       12/06/95                     OFCO          5,000           0       2.335
195.       13/06/95                     OFCO          2,500           0       2.2725
196.       14/06/95        OFCO                      20,000           0       1.789
197.       14/06/95        OFCO                      25,000           0       1.985
198.       14/06/95        OFCO                      60,000           0       1.789
199.       16/06/95                     OFCO          1,500           0       2.1475
200.       19/06/95        OFCO         PURB        138,888           0       2
201.       19/06/95        OFCO                           0      10,500       0.15

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 202.   19/06/95      OFCO             10,500          0    1.9375
 203.   19/06/95               OFCO     7,500          0    2
 204.   19/06/95               OFCO       400          0    2
 205.   19/06/95      OFCO              1,500          0    2.1475
 206.   20/06/95               OFCO     5,000          0    2
 207.   22/06/95               OFCO     8,200          0    2
 208.   23/06/95      OFCO             19,500          0    1.9375
 209.   23/06/95      OFCO                  0     19,500    0.15
 210.   26/06/95      OFCO              9,000          0    1.94
 211.   26/06/95               OFCO     5,000          0    2
 212.   26/06/95               OFCO     4,000          0    1.9075
 213.   27/06/95               OFCO    14,000          0    2.0625
 214.   28/06/95               OFCO    13,500          0    2.125
 215.   28/06/95      OFCO              9,500          0    2.1
 216.   29/06/95               OFCO     8,000          0    2.125
 217.   30/06/95               OFCO    20,000          0    2.125
 218.   03/07/95      OFCO     PURB    25,000          0    2
 219.   05/07/95      OFCO             10,000          0    2
 220.   05/07/95               OFCO    10,000          0    2
 221.   05/07/95      OFLP     OFCO    50,000          0    2.0625
 222.   05/07/95               OFCO     8,000          0    2
 223.   06/07/95               OFCO     5,000          0    1.875
 224.   06/07/95      OFCO              5,000          0    1.875
 225.   07/07/95      OFCO             35,000          0    1.8825
 226.   07/07/95               OFCO    25,000          0    1.9125
 227.   07/07/95               OFCO    10,000          0    1.845
 228.   11/07/95      OFCO             14,500          0    1.8877
 229.   11/07/95               OFCO    14,500          0    1.9127
 230.   11/07/95               OFCO         0     30,000    0.36
 231.   11/07/95               OFCO         0     20,000    0.35
 232.   11/07/95               OFCO     2,500          0    2.8125
 233.   11/07/95               OFCO     5,000          0    2.75
 234.   11/07/95      OFCO              7,500          0    2.755
 235.   12/07/95      OFCO              3,219          0    2.7246

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 236.   12/07/95      OFCO              2,500          0    2.7246
 237.   12/07/95      OFCO             10,000          0    2.7246
 238.   12/07/95               OFCO    15,000          0    2.7396
 239.   12/07/95               OFCO     5,000          0    2.5625
 240.   13/07/95      OFCO              5,000          0    2.6725
 241.   13/07/95               OFCO     5,000          0    2.6875
 242.   14/07/95      OFCO              5,000          0    2.6725
 243.   14/07/95               OFCO     5,000          0    2.6875
 244.   17/07/95      OFCO              2,500          0    3.1547
 245.   17/07/95      OFCO              1,700          0    3.1547
 246.   17/07/95      OFCO              5,000          0    3.1547
 247.   17/07/95      OFCO              5,000          0    3.1547
 248.   17/07/95      OFCO              2,500          0    3.1547
 249.   17/07/95      OFCO             11,740          0    3.1547
 250.   17/07/95      OFCO             11,000          0    3.1547
 251.   17/07/95      OFCO             15,000          0    3.1547
 252.   17/07/95               OFCO     5,000          0    3.25
 253.   17/07/95               OFCO    52,500          0    3.1607
 254.   17/07/95               OFCO         0      5,000    0.55
 255.   17/07/95               OFCO         0     10,000    0.55
 256.   18/07/95               OFCO    29,000          0    3.0409
 257.   18/07/95      OFCO             10,000          0    3.0259
 258.   18/07/95      OFCO             10,000          0    3.0259
 259.   19/07/95               OFCO     8,000          0    3
 260.   20/07/95               OFCO    13,000          0    2.875
 261.   21/07/95      OFCO             25,000          0    2.7827
 262.   21/07/95               OFCO    20,000          0    2.75
 263.   21/07/95               OFCO    10,000          0    2.875
 264.   21/07/95               OFCO     5,500          0    2.9375
 265.   21/07/95               OFCO     5,000          0    2.875
 266.   21/07/95               OFCO     9,500          0    2.625
 267.   24/07/95      OFCO             10,000          0    2.875
 268.   24/07/95               OFCO     5,000          0    2.875
 269.   24/07/95               OFCO     5,000          0    2.875

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 270.   25/07/95               OFCO     6,000          0    2.75
 271.   27/07/95      OFCO             60,949          0    2.625
 272.   27/07/95               OFCO    10,000          0    2.8125
 273.   27/07/95      OFCO              8,500          0    2.625
 274.   27/07/95      OFCO             18,000          0    2.625
 275.   28/07/95               OFCO    20,000          0    2.8594
 276.   28/07/95               OFCO    20,000          0    2.75
 277.   28/07/95               OFCO    10,000          0    2.71875
 278.   01/08/95               OFCO    10,000          0    2.875
 279.   02/08/95      OFCO            281,000          0    2
 280.   02/08/95               OFCO    50,000          0    2
 281.   02/08/95               OFCO    70,000          0    2
 282.   02/08/95               OFCO    15,000          0    2
 283.   02/08/95               OFCO    18,500          0    2
 284.   02/08/95               OFCO    10,000          0    2
 285.   02/08/95               OFCO     2,500          0    2
 286.   02/08/95               OFCO    80,000          0    2
 287.   02/08/95               OFCO    11,000          0    2
 288.   02/08/95               OFCO    24,000          0    2
 289.   03/08/95               OFCO    10,500          0    2.78125
 290.   07/08/95               OFCO     7,000          0    2.875
 291.   08/08/95               OFCO    20,000          0    2.97
 292.   08/08/95               OFCO    10,000          0    3.375
 293.   09/08/95      OFCO             25,000          0    3.55
 294.   09/08/95               OFCO    22,500          0    3.4931
 295.   09/08/95               OFCO    12,000          0    3.5625
 296.   09/08/95               OFCO     7,500          0    3.6875
 297.   10/08/95      OFCO                  0     30,000    0.95
 298.   10/08/95      OFCO                  0     20,000    0.95
 299.   10/08/95      OFCO                  0      5,000    0.95
 300.   10/08/95      OFCO                  0     10,000    0.95
 301.   10/08/95               OFCO     9,000          0    3.3747
 302.   11/08/95               OFCO    16,000          0    3.52
 303.   14/08/95      OFCO                  0     10,000    0.95

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 304.   17/08/95               OFCO         0      30,000     0.95
 305.   17/08/95               OFCO         0      20,000     0.95
 306.   17/08/95               OFCO         0       5,000     0.95
 307.   17/08/95               OFCO         0      10,000     0.95
 308.   17/08/95               OFCO         0      10,000     0.95
 309.   17/08/95      OFCO                  0      30,000     1.65
 310.   17/08/95      OFCO                  0      20,000     1.65
 311.   17/08/95      OFCO                  0       5,000     1.65
 312.   17/08/95      OFCO                  0      10,000     1.65
 313.   17/08/95      OFCO                  0      10,000     1.65
 314.   17/08/95               OFCO         0      75,000     1.51
 315.   17/08/95      OFCO             75,000           0        0
 316.   17/08/95      OFCO     OFCP     6,200           0    3.397
 317.   17/08/95      OFCO             20,000           0    3.397
 318.   17/08/95               OFCO    26,200           0    3.412
 319.   18/08/95               PURB         0     155,000     1.51
 320.   18/08/95      PURB            155,000           0        0
 321.   18/08/95               OFCO    20,000           0   3.0625
 322.   18/08/95               OFCO    23,200           0   3.0342
 323.   18/08/95      OFCO     OFCP    21,022           0    3.039
 324.   18/08/95      OFCO             22,500           0        3
 325.   17/08/95      OFCP     OFCO         0      50,000      2.3
 326.   18/08/95      OFCO     PURB         0      50,000      2.3
 327.   21/08/95               OFCO    10,000           0    2.875
 328.   21/08/95               OFCO    32,500           0   2.8255
 329.   21/08/95      OFCO     OFCP     5,000           0   2.8256
 330.   21/08/95      OFCO             20,000           0      2.8
 331.   21/08/95      OFCO     PURB    17,500           0   2.8256
 332.   22/08/95               OFCO    25,000           0     2.77
 333.   22/08/95      OFCO             20,000           0     2.75
 334.   22/08/95               OFCO     1,700           0    2.875
 335.   22/08/95      OFCO              2,000           0   2.8125
 336.   23/08/95               OFCO    10,000           0   2.9375
 337.   23/08/95               OFCO    20,000           0      2.8

                                 SCHEDULE 1
------------------------                              -----------------------
  CUSIP NO.591142104                                    PAGE __ OF __ PAGES
------------------------                              ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 338.   23/08/95      OFCO     PURB    20,000          0    2.8
 339.   23/08/95               OFCO     5,000          0    2.9375
 340.   23/08/95      OFCO             50,000          0    2.85
 341.   23/08/95               OFCO     3,000          0    2.875
 342.   23/08/95               OFCO    60,100          0    2.8959
 343.   23/08/95      OFCO     PURB    29,500          0    2.85
 344.   24/08/95               OFCO         0     50,000    1.45
 345.   24/08/95      OFCO     PURB         0     25,000    1.45
 346.   24/08/95               OFCO         0      8,500    1.51
 347.   24/08/95      OFCO              8,500          0    1.51
 348.   24/08/95               OFCO     9,500          0    2.875
 349.   24/08/95               OFCO    43,800          0    2.875
 350.   25/08/95      OFCO     PURB    15,000          0    2.85
 351.   25/08/95      OFCO             25,000          0    2.85
 352.   25/08/95      OFCO              5,000          0    2.85
 353.   25/08/95               OFCO    37,500          0    2.875
 354.   28/08/95               OFCO   105,500          0    2.8845
 355.   29/08/95      OFCO             20,000          0    2.875
 356.   29/08/95      OFCO     PURB    73,000          0    2.85
 357.   29/08/95      OFCO             45,000          0    2.85
 358.   29/08/95      OFCO             38,000          0    2.85
 359.   29/08/95      OFCO             10,000          0    2.85
 360.   29/08/95      OFCO              6,000          0    3
 361.   29/08/95      OFCO              4,850          0    3
 362.   29/08/95      OFCO             14,150          0    3
 363.   30/08/95               OFCO    10,000          0    3.125
 364.   30/08/95               OFCO    97,000          0    3.0435
 365.   30/08/95      OFCO             12,200          0    3.0375
 366.   30/08/95      OFCO              9,800          0    3.0375
 367.   30/08/95      OFCO             29,000          0    3.0375
 368.   31/08/95               OFCO     8,000          0    3.125
 369.   31/08/95      OFCO            420,000          0    2
 370.   31/08/95               OFCO    67,000          0    2
 371.   31/08/95               OFCO   100,000          0    2

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 372.   31/08/95               OFCO    15,000          0    2
 373.   31/08/95               OFCO    20,000          0    2
 374.   31/08/95               OFCO    50,000          0    2
 375.   31/08/95               OFCO    25,000          0    2
 376.   31/08/95               OFCO    10,000          0    2
 377.   31/08/95               OFCO    50,000          0    2
 378.   31/08/95      PURB     OFCO    83,000          0    2
 379.   01/09/95      OFCO                  0     25,000    1.5
 380.   01/09/95      OFCO              8,000          0    3.0412
 381.   01/09/95               OFCO     5,000          0    3.0625
 382.   01/09/95               OFCO    13,000          0    3.0481
 383.   01/09/95      OFCO              3,000          0    3.0412
 384.   01/09/95      OFCO              4,000          0    3.0412
 385.   05/09/95               OFCO    10,000          0    3.0625
 386.   05/09/95      OFCO              1,000          0    3.0625
 387.   05/09/95      OFCO              1,000          0    3.0625
 388.   05/09/95      OFCO              3,000          0    3.0625
 389.   05/09/95      OFCO              5,000          0    3.0625
 390.   06/09/95               OFCO         0     25,000    1.6
 391.   06/09/95               OFCO    13,000          0    3.0625
 392.   06/09/95      OFCO              4,000          0    3.0475
 393.   06/09/95      OFCO              3,000          0    3.0475
 394.   06/09/95      OFCO              8,000          0    3.0475
 395.   07/09/95      OFCO                  0     25,000    1.5
 396.   07/09/95               OFCO    17,500          0    3.0696
 397.   07/09/95               OFCO    20,000          0    3.0625
 398.   07/09/95      OFCO              8,000          0    3.0588
 399.   07/09/95      OFCO              3,000          0    3.0588
 400.   07/09/95      OFCO              3,000          0    3.0588
 401.   07/09/95      OFCO              9,000          0    3.0588
 402.   08/09/95      OFCO              6,000          0    3.0625
 403.   08/09/95      OFCO              2,500          0    3.0625
 404.   08/09/95               OFCO     8,500          0    3.0625
 405.   08/09/95               OFCO     2,500          0    3.09375

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 406.   11/09/95      OFCO              4,500          0    2.9375
 407.   11/09/95               OFCO     5,100          0    2.9375
 408.   11/09/95      OFCO             25,000          0    2.85
 409.   11/09/95               OFCO    25,000          0    2.8938
 410.   11/09/95               OFCO    20,000          0    2.84
 411.   11/09/95               OFCO     5,000          0    2.875
 412.   11/09/95      OFCO             25,000          0    2.837
 413.   11/09/95      OFCO             17,250          0    2.061
 414.   12/09/95      OFCO              2,310          0    2.75
 415.   12/09/95      OFCO              7,500          0    2.8625
 416.   12/09/95               OFCO     5,700          0    2.9375
 417.   12/09/95               OFCO     7,500          0    2.875
 418.   13/09/95      OFCO              3,500          0    2.8341
 419.   13/09/95               OFCO    14,500          0    2.8491
 420.   13/09/95      OFCO             17,500          0    2.8625
 421.   13/09/95               OFCO    17,500          0    2.875
 422.   13/09/95      OFCO             11,000          0    2.8341
 423.   14/09/95      OFCO             20,500          0    3.016
 424.   14/09/95               OFCO    10,000          0    3
 425.   14/09/95               OFCO    20,500          0    3.0389
 426.   14/09/95      OFCO             10,500          0    3.016
 427.   15/09/95      OFCO              6,000          0    3.003
 428.   15/09/95      OFCO              5,000          0    3.003
 429.   15/09/95      OFCO             14,000          0    3.003
 430.   15/09/95      OFCO             17,000          0    3.003
 431.   15/09/95               OFCO    61,000          0    3.0184
 432.   19/09/95      OFCO              8,210          0    3
 433.   19/09/95               OFCO    31,200          0    3.029
 434.   19/09/95      OFCO              5,000          0    3.011
 435.   19/09/95      OFCO              3,000          0    3.011
 436.   19/09/95      OFCO             12,000          0    3.011
 437.   20/09/95      OFCO                800          0    3
 438.   20/09/95      OFCO              1,350          0    3
 439.   20/09/95      OFCO              2,850          0    3

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 440.   20/09/95      OFCO             32,000          0    3.18375
 441.   20/09/95               OFCO    20,000          0    3.085
 442.   20/09/95               OFCO    12,000          0    3.375
 443.   20/09/95               OFCO   105,300          0    3.2964
 444.   20/09/95      OFCO            112,888          0    3.23
 445.   21/09/95               PURB         0    525,000    1.51
 446.   21/09/95      PURB            525,000          0    1.51
 447.   21/09/95               OFCO    10,000          0    3.0625
 448.   21/09/95      OFCO             27,000          0    3.24
 449.   21/09/95      OFCO     PURB    87,000          0    3.24
 450.   21/09/95               OFCO    94,500          0    3.2923
 451.   22/09/95      OFCO             18,000          0    3.021
 452.   22/09/95               OFCO    18,000          0    3.036
 453.   22/09/95      OFCO     PURB    11,000          0    3.1
 454.   22/09/95               OFCO    11,000          0    3.125
 455.   25/09/95      OFCO     PURB    46,000          0    3.1303
 456.   25/09/95               OFCO    45,900          0    3.1503
 457.   26/09/95               OFCO    25,000          0    3.0625
 458.   26/09/95      OFCO     PURB   152,000          0    3.134
 459.   26/09/95               OFCO   122,500          0    3.1691
 460.   26/09/95               OFCO     5,000          0    3.1875
 461.   27/09/95      OFCO             10,000          0    3
 462.   27/09/95      OFCO     PURB    20,000          0    3.1303
 463.   27/09/95               OFCO    29,700          0    3.1503
 464.   28/09/95      OFCO     PURB    41,000          0    2.9358
 465.   28/09/95               OFCO    41,000          0    2.9558
 466.   29/09/95               OFCO    36,500          0    3.1164
 467.   29/09/95               OFCO    20,000          0    3.125
 468.   29/09/95      OFCO     PURB    66,000          0    3.1571
 469.   29/09/95               OFCO    10,000          0    3.1875
 470.   02/10/95               OFCO    33,000          0    3.2311
 471.   02/10/95      OFCO     PURB    33,000          0    3.211
 472.   03/10/95               OFCO    20,000          0    3.0781
 473.   03/10/95      OFCO             20,000          0    2.9375

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 474.   03/10/95               OFCO     5,000          0    3.125
 475.   04/10/95               OFCO    25,000          0    2.9375
 476.   04/10/95               OFCO    19,900          0    2.9906
 477.   04/10/95      OFCO     PURB    44,900          0    2.9466
 478.   05/10/95               OFCO    39,000          0    2.98
 479.   05/10/95      OFCO             10,000          0    2.875
 480.   05/10/95      OFCO     PURB    24,100          0    2.96
 481.   05/10/95               OFCP         0     75,000    1.51
 482.   05/10/95      OFCP             75,000          0    1.51
 483.   05/10/95               OFCO         0     25,000    1.51
 484.   05/10/95      OFCO             25,000          0    1.51
 485.   06/10/95               OFCO   106,000          0    2.7992
 486.   06/10/95               OFCO     4,500          0    2.8125
 487.   06/10/95               OFCO    20,500          0    2.75
 488.   06/10/95      OFCO             24,998          0    2.779
 489.   06/10/95      OFCO             40,000          0    2.779
 490.   06/10/95      OFCO             15,000          0    2.779
 491.   06/10/95      OFCO             10,000          0    2.779
 492.   06/10/95      OFCO             35,000          0    2.779
 493.   06/10/95      OFCO              6,000          0    2.779
 494.   09/10/95               OFCO    10,000          0    2.75
 495.   09/10/95               OFCO    21,000          0    2.5595
 496.   09/10/95               OFCO    10,000          0    2.5
 497.   09/10/95      OFCO              4,000          0    2.58
 498.   09/10/95      OFCO             37,000          0    2.58
 499.   10/10/95               OFCO     5,000          0    2.5625
 500.   10/10/95      OFCO              5,000          0    2.5525
 501.   11/10/95               OFCO    12,500          0    2.8125
 502.   11/10/95      OFCO             12,500          0    2.8125
 503.   12/10/95      OFCO             25,000          0    3
 504.   12/10/95               OFCO    25,000          0    3
 505.   12/10/95               OFCO    37,500          0    2.9417
 506.   12/10/95      OFCO             37,500          0    2.9417
 507.   12/10/95               OFCO    20,000          0    3

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                     GROUP     GROUP   NUMBER      NUMBER
                     BUYING   SELLING    OF          OF
ITEM        DATE     MEMBER   MEMBER   SHARES     WARRANTS  PRICE
----        ----     -------  ------   ------     --------  -----
 508.   12/10/95               OFCO    25,000          0    3.0625
 509.   12/10/95               OFCO    25,000          0    3.125
 510.   12/10/95               OFCO    30,000          0    3.145
 511.   12/10/95      OFCO     OFCP    50,000          0    3.088
 512.   13/10/95               OFCO    10,000          0    3.0625
 513.   13/10/95               OFCO     9,800          0    3.0354
 514.   16/10/95               OFCO     8,000          0    2.9094
 515.   17/10/95      OFCO     OFSA    62,836          0    2.75
 516.   17/10/95               OFCO     2,500          0    2.875
 517.   17/10/95               OFCO    10,000          0    2.875
 518.   17/10/95               OFSA         0     62,836    1.51
 519.   17/10/95      OFSA             62,836          0    1.51
 520.   18/10/95      OFCO     OFSA    25,000          0    2.875
 521.   18/10/95               OFCO    10,000          0    2.8125
 522.   18/10/95      OFCO             10,000          0    2.875
 523.   18/10/95               OFSA         0     25,000    1.51
 524.   18/10/95      OFSA             25,000          0    1.51
 525.   19/10/95               OFCO    10,000          0    3
 526.   19/10/95               OFCO    12,500          0    3
 527.   19/10/95      OFCO             25,000          0    3
 528.   20/10/95               OFCO    20,010          0    3
 529.   20/10/95      OFCO              5,000          0    3
 530.   23/10/95               OFCO    10,000          0    2.9375
 531.   24/10/95      OFCO             23,400          0    2.8576
 532.   25/10/95               OFCO    10,000          0    2.875
 533.   26/10/95               OFCO     3,400          0    2.6875
 534.   30/10/95      OFCO                  5          0    2.5
 535.   01/11/95               OFCO    10,000          0    2.625
 536.   02/11/95      OFCO             10,000          0    2.625
 537.   06/11/95               OFCO     5,000          0    2.625
 538.   07/11/95               OFCO    10,000          0    2.9375
 539.   07/11/95      OFCO             10,000          0    2.6875
 540.   09/11/95      OFCO             12,500          0    2.6625
 541.   14/11/95               OFCO     5,000          0    2.875

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                       GROUP   GROUP    NUMBER    NUMBER
                       BUYING  SELLING    OF        OF
ITEM          DATE     MEMBER  MEMBER   SHARES    WARRANTS   PRICE
----        --------  -------  ------  ---------  --------  -------

 542.       14/11/95   OFCO                2,000         0   2.8125
 543.       15/11/95   OFCO                    0     5,000   1.25
 544.       20/11/95             OFCO     30,000         0   2.5
 545.       20/11/95             OFCO     12,500         0   2.5188
 546.       20/11/95   OFCO               10,000         0   2.3125
 547.       21/11/95   OFCO               10,000         0   2.375
 548.       21/11/95   OFCO               38,500         0   2.375
 549.       21/11/95   OFCO               10,000         0   2.375
 550.       21/11/95   OFCO                1,500         0   2.4375
 551.       22/11/95   OFCO                6,000         0   2.333
 552.       22/11/95   OFCO               20,000         0   2.4063
 553.       22/11/95   OFCO                5,000         0   2.4375
 554.       22/11/95             OFCO     15,000         0   2.4375
 555.       22/11/95             OFCO     15,000         0   2.4375
 556.       24/11/95   OFCO               10,000         0   2.75
 557.       27/11/95             OFCO     10,000         0   2.75
 558.       27/11/95   OFCO               30,000         0   3.33
 559.       27/11/95   OFCO               15,000         0   3.25
 560.       27/11/95             OFCO     10,000         0   3.1875
 561.       27/11/95             OFCO      1,000         0   3.125
 562.       27/11/95   OFCO                3,000         0   3.125
 563.       27/11/95   OFCO               50,000         0   3.0625
 564.       27/11/95             OFCO     77,000         0   3.2418
 565.       27/11/95             OFCO     40,000         0   3.3375
 566.       27/11/95             OFCO     30,000         0   3.365
 567.       27/11/95             OFCO     10,000         0   3.25
 568.       28/11/95   OFCO      OFSA     84,300         0   3.2
 569.       28/11/95             OFCO     73,000         0   3.664
 570.       28/11/95             OFSA          0    25,000   1.51
 571.       28/11/95   OFSA               25,000         0   1.51
 572.       28/11/95             OFSA          0    84,300   1.51
 573.       28/11/95   OFSA               84,300         0   1.51
 574.       28/11/95             OFCO          0     5,000   1.51
 575.       28/11/95   OFCO                5,000         0   1.51

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                       GROUP   GROUP    NUMBER    NUMBER
                       BUYING  SELLING    OF        OF
ITEM          DATE     MEMBER  MEMBER   SHARES    WARRANTS   PRICE
----        --------  -------  ------  ---------  --------  -------
 576.       29/11/95   OFCO      OFSA     25,000         0   3.4375
 577.       29/11/95             OFCO     40,500         0   3.375
 578.       30/11/95             OFCO     30,000         0   3.25
 579.       30/11/95             OFCO     73,100         0   3.2642
 580.       30/11/95   OFCO      OFSA    150,000         0   3.25
 581.       30/11/95             OFCO      5,000         0   3.75
 582.       30/11/95             OFSA          0   150,000   1.51
 583.       30/11/95   OFSA              150,000         0   1.51
 584.       01/12/95   OFCO                    0    55,000   2.875
 585.       01/12/95   OFCO                1,000         0   3.75
 586.       01/12/95             OFCO     25,000         0   4
 587.       01/12/95             OFCO     30,000         0   4
 588.       01/12/95             OFCO     15,000         0   4.0625
 589.       01/12/95             OFCO     10,000         0   4.25
 590.       01/12/95   OFCO               50,000         0   4.1
 591.       01/12/95             OFCO    155,000         0   4.2729
 592.       01/12/95             OFCO     40,000         0   4.9219
 593.       01/12/95   OFCO      OFSA    220,000         0   4.25
 594.       04/12/95             OFCO     55,000         0   5.33
 595.       04/12/95             OFCO     42,800         0   4.8023
 596.       04/12/95   OFCO      PURB     40,000         0   4.8023
 597.       05/12/95             OFCO     10,000         0   4.5
 598.       05/12/95             OFCO     50,000         0   4.4075
 599.       05/12/95   OFCO      PURB     43,000         0   4.4147
 600.       05/12/95   OFCO      OFSA     18,000         0   4.4147
 601.       05/12/95             OFSA          0   310,000   1.51
 602.       05/12/95   OFSA              310,000         0   1.51
 603.       05/12/95             OFCO          0    55,000   1.51
 604.       05/12/95   OFCO               55,000         0   1.51
 605.       06/12/95             OFCO     10,000         0   4.6875
 606.       06/12/95             OFCO      5,000         0   4.6875
 607.       06/12/95   OFCO      OFSA     20,000         0   4.625
 608.       06/12/95             OFCO      5,000         0   4.6875
 609.       06/12/95             OFCO     10,000         0   4.6875

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                       GROUP   GROUP    NUMBER    NUMBER
                       BUYING  SELLING    OF        OF
ITEM          DATE     MEMBER  MEMBER   SHARES    WARRANTS   PRICE
----        --------  -------  ------  ---------  --------  -------
 610.       06/12/95   OFCO      OFSA     10,095         0  4.6
 611.       08/12/95             OFCO     15,000         0  4.7208
 612.       08/12/95   OFCO      OFSA     15,000         0  4.7208
 613.       08/12/95             OFCO     20,000         0  4.625
 614.       08/12/95   OFCO      OFSA      6,905         0  4.5625
 615.       08/12/95   OFCO      OFSA     20,000         0  4.625
 616.       08/12/95               **          0    10,000  0
 617.       08/12/95               **          0    35,000  0
 618.       08/12/95   OFCO        **          0   108,500  0
 619.       08/12/95   OFCP        **          0    75,000  0
 620.       08/12/95   PURB        **          0   680,000  0
 621.       08/12/95   OFSA        **          0   662,135  0
 622.       11/12/95   OFCO               18,500         0  4.6875
 623.       11/12/95             OFCO      3,000         0  4.72
 624.       11/12/95             OFCO      4,000         0  4.72
 625.       11/12/95             OFCO      4,000         0  4.72
 626.       11/12/95             OFCO      3,000         0  4.72
 627.       11/12/95             OFCO      4,000         0  4.72
 628.       11/12/95             OFCO      4,000         0  4.72
 629.       11/12/95             OFCO      4,000         0  4.72
 630.       11/12/95             OFCO      4,000         0  4.72
 631.       11/12/95             OFCO      4,000         0  4.72
 632.       11/12/95             OFCO      4,000         0  4.72
 633.       11/12/95             OFCO      3,000         0  4.72
 634.       11/12/95             OFCO      4,000         0  4.72
 635.       11/12/95   OFCO               10,000         0  4.6875
 636.       11/12/95   OFCO                5,000         0  4.6875
 637.       11/12/95   OFCO                5,000         0  4.6875
 638.       12/12/95   OFCO               13,000         0  4.6875
 639.       12/12/95             OFCO     30,000         0  5.083
 640.       12/12/95   OFCO               30,000         0  5.083
 641.       13/12/95             OFCO      6,000         0  4.72
 642.       13/12/95             OFCO      4,000         0  4.72
 643.       13/12/95             OFCO      3,000         0  4.72

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                       GROUP   GROUP    NUMBER    NUMBER
                       BUYING  SELLING    OF        OF
ITEM          DATE     MEMBER  MEMBER   SHARES    WARRANTS    PRICE
----        --------  -------  ------  ---------  --------   -------
 644.       29/12/95   OFCO               15,000         0   3.75
 645.       29/12/95             OFCO      5,000         0   3.875
 646.       03/01/96             OFCO     10,000         0   4.094
 647.       03/01/96             OFCO        405         0   4.875
 648.       10/01/96             OFCO     10,000         0   4.688
 649.       11/01/96   OFCO                5,000         0   4.625
 650.       12/01/96   OFCO                5,000         0   4.594
 651.       16/01/96             OFSA          0   600,000   1.600
 652.       16/01/96   OFSA                    0   600,000   1.800
 653.       19/01/96   OFCO                    0    37,000   2.750
 654.       22/01/96             OFCO      7,000         0   4.375
 655.       23/01/96             OFCO     30,000         0   4.448
 656.       26/01/96   OFCO               10,000         0   4.375
 657.       31/01/96             OFCO     10,000         0   4.469
 658.       01/02/96             OFCO     10,000         0   4.625
 659.       01/02/96             OFCO     35,000         0   4.653
 660.       01/02/96             OFCO     10,000         0   4.813
 661.       01/02/96   OFCO               55,000         0   4.667
 662.       13/02/96             OFCO          0    37,000   1.510
 663.       13/02/96   OFCO               37,000         0   1.510
 664.       13/02/96             OFCO     20,000         0   4.875
 665.       13/02/96   OFCO               40,000         0   4.813
 666.       14/02/96             OFCO      1,500         0   4.750
 667.       15/02/96             OFCO      5,000         0   4.600
 668.       20/02/96   OFCO               45,000         0   4.375
 669.       20/02/96             OFCO      4,500         0   4.438
 670.       20/02/96             OFCO     10,000         0   4.438
 671.       20/02/96             OFCO     13,800         0   4.451
 672.       20/02/96             OFCO      5,000         0   4.469
 673.       21/02/96             OFCO     10,000         0   4.500
 674.       22/02/96             OFCO     20,200         0   4.531
 675.       23/02/96             OFCO      5,000         0   4.875
 676.       23/02/96   OFCO               10,000         0   4.880
 677.       23/02/96             OFCO      5,000         0   4.906

                                  SCHEDULE 1
-------------------------                               ------------------------
  CUSIP NO. 5911424104                                    PAGE __ OF __ PAGES
-------------------------                               ------------------------

                       GROUP   GROUP    NUMBER    NUMBER
                       BUYING  SELLING    OF        OF
ITEM          DATE     MEMBER  MEMBER   SHARES    WARRANTS    PRICE
----        --------  -------  ------  ---------  --------   -------
 678.       26/02/96   OFCO               25,000         0   4.910
 679.       26/02/96             OFCO     23,000         0   4.931
 680.       27/02/96   OFCO               25,000         0   4.938
 681.       27/02/96             OFCO     25,000         0   5.000
 682.       29/02/96   OFCO                    0     6,000   3.750
 683.       29/02/96   OFCO                    0     2,500   3.875
 684.       29/02/96   OFCO              622,000   622,000   4.000
 685.       29/02/96             OFCO    622,000   622,000   4.000
 686.       29/02/96   OFCO            1,000,000         0   3.420
 687.       29/02/96             OFCO    874,044         0   3.625
 688.       29/02/96   PURB      OFCO    125,956         0   3.625
 689.       29/02/96   OFCO              298,142         0   3.250
 690.       29/02/96             OFCO    298,142         0   3.42
 691.       05/07/95   OFLP               50,000         0   2.0625